                   THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT

          THIS THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment") is dated as of ____________ , 1998 and is made and entered into by and among the undersigned parties.

                                     RECITALS

          The undersigned parties, constitute the "Majority Investors," "Majority Shareholders" and the "Company" under that certain Stockholders' Agreement, dated as of September 25, 1996, and amended by that First Amendment to Shareholders' Agreement dated as of August 29, 1997 and the Second Amendment to Stockholder's Agreement dated January __, 1998 (the "Stockholders' Agreement")

          The undersigned desire to amend the Stockholders' Agreement under
Section 5.3 thereof.

                                    AGREEMENT

     Therefore, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. CERTAIN DEFINED TERMS. Unless otherwise expressly defined in this Amendment, capitalized terms used in this Amendment have the respective meanings assigned to them in the Stockholders' Agreement.

     2. AMENDMENTS TO THE STOCKHOLDERS' AGREEMENT. Effective as of the date hereof, the Stockholders' Agreement is hereby amended as follows:

          a. The definition of Employee Option, appearing in Section 1.1 of the Stockholders' Agreement is hereby amended in its entirety to read as follows:

          EMPLOYEE OPTION: Any option to purchase Common Stock for cash which is granted by or with the approval of the Board of Directors or the Compensation Committee (to the extent such committee is authorized by the Board of Directors to grant such options) to any director, officer, employee or consultant of the Corporation or any subsidiary of the Corporation pursuant to either (i) the Corporation's 1993 Stock Option Plan or the Corporation's 1994 Stock Option Plan as in effect on the Closing Date, (ii) any other option plan adopted by the Corporation after the Closing Date with the prior approval of the Majority Investors, in each case as the same may be amended from time to time with the prior approval of the Majority Investors, or (iii) any stock option plan in the form approved by the Board of Directors for the issuance of Common Stock which shall not exceed 82,000 shares of Common Stock (as adjusted for stock splits, combinations, recapitalization, reorganizations and similar transactions) provided that the options granted pursuant to such plans shall not be issued with an exercise

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          price per share of Common Stock less than the lesser of (a) $77 (as adjusted for stock splits, combinations, recapitalizations, reorganizations and other similar transactions) or (b) the Conversion Price at the time of issuance, without the consent of the Series B Director.

          b. Section 3.8(a)(iii) of the Stockholders' Agreement is amended by deleting the words "Compensation Committee" therein and inserting "Board of Directors or the Compensation Committee (to the extent such committee is authorized by the Board of Directors to grant such options)" in their place.

          c. Section 3.8(a)(xi) of the Stockholders' Agreement is amended by deleting the words "Compensation Committee" where such words appear and inserting "Board of Directors" in their place.

          d. Section 3.13 of the Stockholders' Agreement is amended in its entirety to read as follows:

               Section 3.13. AUDIT, COMPENSATION AND VALUATION COMMITTEES. Unless the Majority Investors otherwise agree, the Board of Directors shall have an audit committee (the "Audit Committee"), a compensation committee (the "Compensation Committee") and a valuation committee (the "Valuation Committee"), each of which shall have three members one of whom shall be the Series B Director, and at least one other of whom shall be a Disinterested Outside Director and, so long as the directors of the Company include directors designated pursuant to
          SECTION 3.1(a), one of the directors designated pursuant to SECTION 3.1(a). The Audit Committee will have the authority and responsibility for making recommendations to the Board of Directors for the selection, engagement or discharge of independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, reviewing the Company's systems of internal accounting controls, directing investigations in matters within the scope of its functions and performing any and all other such functions customarily performed by audit committees of public companies. The Compensation Committee will have the authority and responsibility for making recommendations to the Board of Directors in respect of establishing and administering the stock, incentive and other employee benefit plans of the Company, establishing and changing the compensation of executive officers, approving or amending existing and proposed employment agreements between the Company and its executive officers and performing any and all other such functions customarily performed by compensation committees of public companies. The Valuation Committee shall have the authority and responsibilities as described in the Series B Certificate of Designation. None of the Audit Committee, Compensation Committee or Valuation Committee shall have the authority to exercise any powers of the Board of Directors except to the extent authorized by the Board of Directors pursuant to



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

          a resolution adopted with the concurrence of the Series B Director, or, if there is no Series B Director, the Series C Director, or, if there is no Series C Director, the Majority Investors. The requirement of the Board of Directors to designate each of the Audit Committee, the Compensation Committee and the Valuation Committee as set forth in this SECTION 3.13 shall terminate on the earlier of the date on which (i) all of the shares of Senior Preferred Stock held by the Investors are converted into Common Stock of the Company or (ii) the Investors no longer hold any shares of Senior Preferred Stock.

          3. REAFFIRMATION. The undersigned parties acknowledge that the Stockholder's Agreement, as amended hereby, remains in full force and effect and is hereby ratified and affirmed.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Third Amendment to Stockholders' Agreement as of the date first above written.

                              "Company"

                              NEXT GENERATION NETWORK, INC.



                              By:____________________________
                              Thomas M. Pugliese, Chief Executive Officer


                              "Majority Shareholders"



                              ___________________________________
                                      GERARD P. JOYCE


                              ___________________________________
                                      THOMAS P. PUGLIESE












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

                              "Majority Investors"

                              21ST CENTURY COMMUNICATIONS
                               PARTNERS, L.P.

                              By:  SANDLER INVESTMENT
                                   PARTNERS, L.P., General Partner

                              By:  SANDLER CAPITAL MANAGEMENT, General Partner

                              By:  MJDM MEDIA CORP.,  General Partner



                              By:  _________________________________
                                   President

                              21ST CENTURY COMMUNICATIONS T-E
                              PARTNERS, L.P.

                              By:  SANDLER INVESTMENT
                                   PARTNERS, L.P., General Partner

                              By:  SANDLER CAPITAL MANAGEMENT,
                                   General Partner

                              By:  MJDM MEDIA CORP., General Partner



                              By:  _________________________________
                                   President










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
                              21ST CENTURY COMMUNICATIONS
                              FOREIGN PARTNERS, L.P.

                              By:  SANDLER INVESTMENT
                                   PARTNERS, L.P., General Partner

                              By:  SANDLER CAPITAL
                                   MANAGEMENT, General Partner

                              By:  MJDM MEDIA CORP., a General Partner



                              By:  __________________________________
                              President


















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